UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2024

(Exact name of registrant as specified in its charter)

Wyoming	333-264308	98-1651594
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

MEDIES

Flat A Floor 6, The Hampton, Ble Pool Road, Happy Valley

Hong Kong

(Address of Principal Executive Offices) (Zip Code)

(852) 91391393

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.01 Changes in Control of Registrant

On August 12, 2024, Leong Weng Fong acquired a controlling equity stake in MEDIES (the "Company") through a privately negotiated transaction. Mr. Leong purchased 4,300,000 shares of the Company's common stock, consequently Mr. Leong is now able to unilaterally control the election of the board of directors, all matters requiring shareholder approval, and the overall direction of the Company.

Additionally, on August 12, 2024, Kenneth Tindall resigned from all executive officer positions with the Company, including CEO, CFO, Treasurer, Director and Secretary, effective immediately. Similarly, on the same date, Simon Kidd resigned from his role as the Company's Executive Vice Chairman, effective immediately.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of August 12, 2024, Kenneth Tindall is no longer holding the positions of CEO, CFO, Treasurer, Director and Secretary of MEDIES (the "Company"). Mr. Tindall's decision to resign was not due to any disagreement with the Company's operations, policies, or practices. The Board of the Company appointed Leong Weng Fong as the new CEO, CFO, Director and Secretary, effective on August 12, 2024.

Additionally, on August 12, 2024, Mr. Simon Kidd submitted his resignation from the Company's Executive Vice Chairman role, effective immediately.

Mr. Leong is a graduate of the University of Southern California (USC), where he earned double first-class honors in Bachelor of Arts in Economics and Bachelor of Science in Business Administration. He also holds a Master's degree in Financial Engineering from USC.

Following his academic achievements, Mr. Leong embarked on a successful career in finance, holding analyst positions at firms such as Merrill Lynch and Barclays Capital, as well as an associate role at Copal Partners. He has also been involved in various entrepreneurial ventures, including a VIP junket in Macau, a fintech company, and an outdoor furniture manufacturing firm.

In addition to his finance and business experience, Mr. Leong has established himself as a real estate developer, with a focus on the Macau market, and has investments in Real Estate Investment Trusts (REITs) in Hong Kong.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDIES

By	/s/ Leong Weng Fong
Name: Leong Weng Fong
Title: Chief Executive Officer

Date:  August 14, 2024

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